Ex. 99.28(h)(1)(xxiv)

Amendment to

Amended and Restated Administration Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company (the “Administrator”), and JNL Series Trust, a Massachusetts business trust (the “Trust”).

Whereas, the Trust and the Administrator (the “Parties”) entered into an Amended and Restated Administration Agreement effective as of July 1, 2013, as amended (the “Agreement”), whereby the Administrator agreed to provide certain administrative services to several separate series of shares (each a “Fund”) of the Trust, as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) one new Fund of the Trust (“New Fund”), (ii) redomiciliation of certain Funds (each, formerly, a fund of Jackson Variable Series Trust or a fund of JNL Variable Fund LLC) each into a new Fund of the Trust (“Redomiciliations/New Funds”), (iii) mergers for certain Funds of the Trust (“Fund Mergers”), and (iv) fund name changes for certain Funds of the Trust (“Fund Name Changes”), as outlined below, effective April 27, 2020:

New Fund

1)	JNL/Lord Abbett Short Duration Income Fund.

Redomiciliations/New Funds

Each, formerly, a fund of Jackson Variable Series Trust:

1)	JNL Conservative Allocation Fund;

2)	JNL Moderate Allocation Fund;

3)	JNL iShares Tactical Moderate Fund;

4)	JNL iShares Tactical Moderate Growth Fund;

5)	JNL iShares Tactical Growth Fund;

6)	JNL/Mellon Equity Income Fund;

7)	JNL/American Funds® Global Growth Fund;

8)	JNL/American Funds® Growth Fund;

9)	JNL/DFA U.S. Small Cap Fund;

10)	JNL/DoubleLine® Total Return Fund;

11)	JNL/Lazard International Strategic Equity Fund;

12)	JNL/Neuberger Berman Commodity Strategy Fund;

13)	JNL/PIMCO Investment Grade Credit Bond Fund;

14)	JNL/T. Rowe Price Capital Appreciation Fund; and

15)	JNL/WCM Focused International Equity Fund.

Each, formerly, a fund of JNL Variable Fund LLC:

1)	JNL/Mellon DowSM Index Fund;

2)	JNL/Mellon MSCI World Index Fund;

3)	JNL/Mellon Nasdaq® 100 Index Fund;

4)	JNL/Mellon Communication Services Sector Fund;

5)	JNL/Mellon Consumer Discretionary Sector Fund;

6)	JNL/Mellon Energy Sector Fund;

7)	JNL/Mellon Financial Sector Fund;

8)	JNL/Mellon Healthcare Sector Fund; and

9)	JNL/Mellon Information Technology Sector Fund.

Fund Mergers

1)	JNL/FPA + DoubleLine® Flexible Allocation Fund;

2)	JNL/Franklin Templeton Global Fund;

3)	JNL/Invesco China-India Fund;

4)	JNL/Mellon S&P 1500 Growth Index Fund;

5)	JNL/Mellon S&P 1500 Value Index Fund;

6)	JNL/Oppenheimer Emerging Markets Innovator Fund;

7)	JNL/PPM America Value Equity Fund;

8)	JNL Institutional Alt 25 Fund;

9)	JNL Institutional Alt 50 Fund;

10)	JNL/Goldman Sachs Emerging Markets Debt Fund;

11)	JNL/PPM America Mid Cap Value Fund;

12)	JNL/Scout Unconstrained Bond Fund; and

13)	JNL/S&P Mid 3 Fund.

Fund Name Changes

1)	JNL/American Funds® Global Bond Fund change to JNL/American Funds® Capital World Bond Fund;

2)	JNL/Crescent High Income Fund change to JNL/T. Rowe Price U.S. High Yield Fund (in connection with an investment sub-adviser replacement, as approved by the Board);

3)	JNL/Franklin Templeton Mutual Shares Fund change to JNL/JPMorgan Growth & Income Fund (in connection with an investment sub-adviser replacement, as approved by the Board);

4)	JNL/Lazard Emerging Markets Fund change to JNL Multi-Manager Emerging Markets Equity Fund (in connection with an investment sub-adviser replacement and transition to a multi-manger fund structure, as approved by the Board);

5)	JNL/T. Rowe Price Managed Volatility Balanced Fund change to JNL/T. Rowe Price Balanced Fund;

6)	JNL/Oppenheimer Global Growth Fund change to JNL/Invesco Global Growth Fund;

7)	JNL/S&P Competitive Advantage Fund change to JNL/Goldman Sachs Competitive Advantage Fund;

8)	JNL/S&P Dividend Income & Growth Fund change to JNL/Goldman Sachs Dividend Income & Growth Fund;

9)	JNL/S&P Intrinsic Value Fund change to JNL/Goldman Sachs Intrinsic Value Fund;

10)	JNL/S&P Total Yield Fund change to JNL/Goldman Sachs Total Yield Fund;

11)	JNL/S&P International 5 Fund change to JNL/Goldman Sachs International 5 Fund;

12)	JNL/S&P Managed Conservative Fund change to JNL/Goldman Sachs Managed Conservative Fund;

13)	JNL/S&P Managed Moderate Fund change to JNL/Goldman Sachs Managed Moderate Fund;

14)	JNL/S&P Managed Moderate Growth Fund change to JNL/Goldman Sachs Managed Moderate Growth Fund;

15)	JNL/S&P Managed Growth Fund change to JNL/Goldman Sachs Managed Growth Fund;

16)	JNL/S&P Managed Aggressive Growth Fund change to JNL/Goldman Sachs Managed Aggressive Growth Fund; and

17)	JNL/S&P 4 Fund change to JNL/Goldman Sachs 4 Fund.

Whereas, pursuant to Board approval of the changes, as outlined above, the Parties have agreed to amend Schedule A and Schedule B of the Agreement to add each new Fund and each new Fund’s respective investment advisory fees, to remove the merged Funds and each merged Fund’s respective investment advisory fees, and to update the names of certain Funds, effective April 27, 2020.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 27, 2020, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 27, 2020, attached hereto.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Administrator and the Trust have caused this Amendment to be executed, effective April 27, 2020.

JNL Series Trust		Jackson National Asset Management, LLC

By:	/s/ Kristen K. Leeman	By:	/s/ Mark D. Nerud
Name:	Kristen K. Leeman	Name:	Mark D. Nerud
Title:	Assistant Secretary	Title:	President and CEO

Schedule A

Dated April 27, 2020

(List of Funds)

Funds

JNL/American Funds® Balanced Fund
JNL/American Funds® Blue Chip Income and Growth Fund
JNL/American Funds® Capital Income Builder Fund
JNL/American Funds® Capital World Bond Fund
JNL/American Funds® Global Growth Fund
JNL/American Funds® Global Small Capitalization Fund
JNL/American Funds® Growth Fund
JNL/American Funds® Growth-Income Fund
JNL/American Funds® International Fund
JNL/American Funds® New World Fund
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Emerging Markets Equity Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/American Funds® Growth Allocation Fund
JNL/American Funds® Moderate Growth Allocation Fund
JNL/AQR Large Cap Defensive Style Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Advantage International Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Boston Partners Global Long Short Equity Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/DFA Growth Allocation Fund
JNL/DFA International Core Equity Fund

A-1

Funds

JNL/DFA Moderate Growth Allocation Fund
JNL/DFA U.S. Core Equity Fund
JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/DoubleLine® Total Return Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/First State Global Infrastructure Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Growth Allocation Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Fund
JNL/Goldman Sachs 4 Fund
JNL/Goldman Sachs Competitive Advantage Fund
JNL/Goldman Sachs Dividend Income & Growth Fund
JNL/Goldman Sachs International 5 Fund
JNL/Goldman Sachs Intrinsic Value Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/Goldman Sachs Total Yield Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Growth Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Growth & Income Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard International Strategic Equity Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Lord Abbett Short Duration Income Fund
JNL/Mellon Bond Index Fund

A-2

Funds

JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Equity Income Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Index 5 Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon International Index Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon MSCI World Index Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Morningstar Wide Moat Index Fund
JNL/MFS Mid Cap Value Fund
JNL/Neuberger Berman Commodity Strategy Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/PIMCO Income Fund
JNL/PIMCO Investment Grade Credit Bond Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/RAFI® Fundamental Asia Developed Fund
JNL/RAFI® Fundamental Europe Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Established Growth Fund

A-3

Funds

JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price U.S. High Yield Fund
JNL/T. Rowe Price Value Fund
JNL/Westchester Capital Event Driven Fund
JNL/WCM Focused International Equity Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund
JNL/Vanguard Capital Growth Fund
JNL/Vanguard Equity Income Fund
JNL/Vanguard Global Bond Market Index Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard International Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Vanguard Small Company Growth Fund
JNL/Vanguard U.S. Stock Market Index Fund

A-4

Schedule B

Dated April 27, 2020

Class A Shares and Class I Shares

Funds	Assets	Fee
JNL/American Funds® Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Blue Chip Income and Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Capital Income Builder Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Capital Word Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Global Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Global Small Capitalization Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® Growth-Income Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® International Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/American Funds® New World Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL Aggressive Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Conservative Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL iShares Tactical Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL iShares Tactical Moderate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL iShares Tactical Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Moderate Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Multi-Manager Alternative Fund	$0 to $3 billion Assets over $3 billion	.20% .18%
JNL Multi-Manager Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager International Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

B-1

Funds	Assets	Fee
JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/American Funds® Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds® Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AQR Large Cap Defensive Style Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AQR Managed Futures Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Advantage International Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Causeway International Value Select Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/ClearBridge Large Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA Moderate Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA International Core Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Core Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DoubleLine® Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .08%

B-2

Funds	Assets	Fee
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/First State Global Infrastructure Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% . 13%
JNL/Franklin Templeton Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Franklin Templeton International Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Goldman Sachs 4 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Goldman Sachs Competitive Advantage Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs Dividend Income & Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs International 5 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Goldman Sachs Intrinsic Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Goldman Sachs Managed Conservative Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Goldman Sachs Managed Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Goldman Sachs Managed Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Goldman Sachs Total Yield Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Diversified Dividend Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Global Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

B-3

Funds	Assets	Fee
JNL/Invesco International Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan Growth & Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan Hedged Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Lazard International Strategic Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Loomis Sayles Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Lord Abbett Short Duration Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Bond Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Communication Services Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Consumer Staples Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon DowSM Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Emerging Markets Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Energy Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Equity Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Financial Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Healthcare Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Index 5 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Mellon Industrials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Information Technology Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

B-4

Funds	Assets	Fee
JNL/Mellon International Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Materials Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon MSCI KLD 400 Social Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon MSCI World Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Nasdaq® 100 Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Real Estate Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon S&P 400 MidCap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Small Cap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Utilities Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Morningstar Wide Moat Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/MFS Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/PIMCO Real Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Floating Rate Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PPM America High Yield Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/RAFI® Fundamental Asia Developed Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

B-5

Funds	Assets	Fee
JNL/RAFI® Fundamental Europe Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/RAFI® Fundamental U.S. Small Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/RAFI® Multi-Factor U.S. Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Capital Appreciation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Established Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Balanced Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price U.S. High Yield Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Westchester Capital Event Driven Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/WCM Focused International Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WMC Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Government Money Market Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Vanguard Capital Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Vanguard Equity Income Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Vanguard Global Bond Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard International Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Vanguard International Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

B-6

Funds	Assets	Fee
JNL/Vanguard Small Company Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .08%
JNL/Vanguard U.S. Stock Market Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

B-7